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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event report):  May 27, 1999

                            GREENPOINT CREDIT CORP.
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               (exact name of registrant as specified in charter)

                                    DELAWARE
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                 (state or other jurisdiction of incorporation)

                                   333-59731
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                            (commission file number)

                                   13-4002891
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                    (I.R.S. Employer Identification Number)

                            10089 Willow Creek Road
                          San Diego, California  92131
                                 (619) 530-9394
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                 (address and telephone number of registrant's
                          principal executive offices)
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Item 1.    CHANGES IN CONTROL OF REGISTRANT.

           Not applicable.

Item 2.    ACQUISITION OR DISPOSITION OF ASSETS.

           Not applicable.

Item 3.    BANKRUPTCY OR RECEIVERSHIP.

           Not applicable.

Item 4.    CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

           Not applicable.

Item 5.    OTHER EVENTS
           FILING OF POOLING AND SERVICING AGREEMENT*

           On May 27, 1999, the Registrants sold approximately $810,097,658 of GreenPoint Credit Manufactured Housing Contract Trust Pass-Through Certificates, Series 1999-3, evidencing beneficial ownership interests in a trust consisting of a pool of manufactured housing installment sales contracts and installment loan agreements and certain related property conveyed to the trust by GreenPoint Credit Corp. ("GreenPoint") pursuant to a Pooling and Servicing Agreement dated May 1, 1999 between GreenPoint, as Contract Seller and as Servicer and The First National Bank of Chicago as the Trustee (the "Pooling and Servicing Agreement"). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.

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* Capitalized terms used herein without definition shall have the meanings assigned to them in the Prospectus Supplement, dated May 21, 1999, and related Prospectus, dated May 21, 1999, of the Registrant relating to the Publicly Offered Certificates,
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Item 6.    RESIGNATIONS OF REGISTRANT'S DIRECTORS.

           Not applicable.

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibit Numbers:

          The following are filed herewith. The exhibit numbers correspond with
Item 601(b) of Regulation S-K.

    4. Pooling and Servicing Agreement, dated as of May 1, 1999, between GreenPoint Credit Corp., as Contract Seller and as Servicer and The First National Bank of Chicago as Trustee.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      GREENPOINT CREDIT CORP.

                                      By: /s/ Charles O. Ryan
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                                          Name:  Charles O. Ryan
                                          Title: Senior Vice President

                                          Dated: May 24, 1999
                                                 San Diego, California
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                                 EXHIBIT INDEX


Exhibit Numbers
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      4.      Pooling and Servicing Agreement, dated as of May 1, 1999, between
              GreenPoint Credit Corp., as Contract Seller and as Servicer and The First National Bank of Chicago as Trustee.